Investor Presentation | May 2024

2 Forward Looking Statements and Non-GAAP Measures This presentation contains forward-looking statements, including, in particular, statements about Interface’s plans, strategies and prospects. These are based on the Company’s current assumptions, expectations and projections about future events. Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. The forward-looking statements set forth involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including risks and uncertainties associated with economic conditions in the commercial interiors industry and the risks under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which discussions are hereby incorporated by reference. You should also consider any additional or updated information we include under the heading “Risk Factors” in our subsequent annual and quarterly reports. Forward-looking statements in this presentation include, without limitation, the information set forth on the slides titled “Interface: a compelling investment”, “Brand Leader in the Specified Channel”, and “Financial Policy”. Other forward-looking statements can be identified by words such as “may,” “expect,” “forecast,” “anticipate,” “intend,” “plan,” “believe,” “could,” “should”, “goal”, “aim”, “objective”, “commitment”, “seek,” “project,” “estimate,” “target,” and similar expressions. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and meeting attendees not to place undue reliance on any such statements. This presentation includes certain financial measures not calculated in accordance with U.S. GAAP. They may be different from similarly titled non-GAAP measures used by other companies, and should not be used as a substitute for, or considered superior to, GAAP measures. Reconciliations to the most directly comparable GAAP measures appear in the Appendix Note: Sum of reconciling items may differ from total due to rounding of individual components

3 At Interface, we’re Made for More Who We Are Leading Established GlobalDedicated Engaged provider of commercial flooring: carpet tile, rubber, and LVT brand with a history of innovation and a commitment to the pursuit of sustainability to performance and improving the built environment, industry, and the world manufacturing capabilities with a focus on local market needs customer-centric and purpose- driven culture with deep design and innovation roots

Interface is a global leader in commercial flooring 4 $1.3 billion in net sales in FY2023 3,600 global employees 6 manufacturing locations on 4 continents ATL headquartered in Atlanta, GA Recognized leader in sustainability with over 50 years of innovation First cradle-to-gate carbon negative commercial carpet tile Premium brands with attractive margins and leadership in core categories

Diversified Geographically and Customer Verticals

REVENUE BY REGION



59% Americas

30% EMEA

11% APAC

REVENUE BY VERTICAL



6% Government

10% Healthcare

19% Education

49% Corporate Office

4% Residential Living

3% Retail

3% Hospitality

2% Consumer Residential

5% Other

Note: Figures represent LTM Q1 2024, figures in chart may not sum to 100% due to rounding

Corporate

- Highest penetration of carpet tile vs broadloom
- Global account management
- New construction, renovations and remodels
- Lease renewals result in recurring revenue

Education

- K-12 and higher education
- Second highest penetration of carpet tile vs broadloom
- Second largest market for rubber
- Significant opportunity for broadloom conversion

Healthcare

- Hospitals, Medical Office Building, Assisted Living, Senior Living and Life Sciences
- Largest rubber market based on hygienic properties, chemical resistance, and durability
- Significant opportunity for broadloom conversion

Retail

- Retail and bank branches
- Significant opportunity for broadloom conversion
- High penetration of LVT

Government

- Federal, State, and Local procurement push for use of low carbon products
- Low carbon footprint products support achievement of decarbonization goals outlined in US Inflation Reduction Act

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Interface: a compelling investment

Interface®

We are **global leaders** in…


Sustainability


Design


Innovation

Images © Christopher Payne / Esto

… with a strong **financial foundation**

- attractive margins
- strong liquidity
- healthy balance sheet

… and **unwavering commitment to our people**

- winning culture
- commitment to talent development
- meaningful DEI progress

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Interface: a compelling investment 7 Strengths to Leverage  Selling system and customer partnerships  Sustainability leadership  Manufacturing expertise  Diversified portfolio  Strong cash generation and balance sheet Opportunities for Growth  Reset operating model to one global company with strong global functions  Expand margins through global supply chain management & improved productivity  Accelerate new global products & designs  Reallocate investment to big bets; drive profitable growth

Interface Positioning

Attractive Product Portfolio 9 Carpet Tile  Industry-leading cradle-to-gate carbon negative carpet tile  Biomimicry-inspired design (i2)  No glue installation with TacTiles®  Faster, more profitable installation for contractors  Recyclable via our ReEntry® program Luxury Vinyl Tile (LVT)  Creative design freedom  Complements and enhances our carpet tile portfolio  No transition strips needed; same sizes as our carpet tiles  High acoustic value (Sound Choice backing) Rubber  Offered in modular tiles, sheet, and specialized surface sheet  Ideal for hygienic, high-traffic flooring applications  Extremely durable with strong chemical resistance

Total global commercial flooring market = $38.5 Billion Interface served market = $9+ Billion  Global share leader in $4.9B Carpet Tile segment (now exceeds Broadloom segment globally)  Leader in high growth $3.4B LVT segment  Entered $1.0B Rubber segment in 2018, acquisition of nora, the category leader Source: Market Insights LLC $11.5 $7.4 $1.9 $1.0 $3.4 $3.4 $4.5 Other Global Commercial Flooring Segment ($ in billions) Leading Global Provider of Commercial Flooring Solutions 10 Rubber $4.9

- 20 40 60 80 100 120 Low End Mid-Range High End Brand Leader in the Specified Channel 11 Interface competes on design, sustainability and innovation, commanding a premium price point and industry leading margins. Source: 2023 World Map – Contract Carpet Tiles (AJCP Associates) Opportunity to expand in low/mid-range price points Maintain significant share of the high-end and mid-range price points Share leader in the specified and end user channels of commercial carpet tile Global Carpet Tile Price Categories Interface Share <15% ~15 – 25% +25% Vo lu m e (s qu ar e m et er s in m ill io ns )

 Physical presence in 18 countries  Global account management  Six manufacturing locations on four continents  Global supply chain management  Unique blend of efficiency and customization Note: Figures represent LTM Q1 2024 Americas 59% of Net Sales Europe 30% of Net Sales Asia-Pacific 11% of Net Sales Carpet Manufacturing Facility Rubber Manufacturing Facility LVT Supplier Facility Showroom / Office Global Sales and Manufacturing Platform 12

ESG Overview

Recent ESG Highlights 14 • Continue to implement our Climate Transition Plan to make progress on our verified Science Based Targets • Transitioned 100% of our carpet tile product manufactured in Europe to our carbon negative CQuest backing • Expanded our carbon negative-backed carpet tile offering to FLOR®, our specialty design brand, helping residential customers create beautiful and environmentally conscious homes • Conducted our first Global Employee Commuting Survey, measuring employee commuting data with information directly from employees • Named by the World Economic Forum as one of three “Circularity Lighthouses in the Built Environment” for our contributions to the circular economy Environmental Stewardship • Completed the global rollout of Workday® for improved visibility into our people demographics; expanded the platform with launch of Workday Learning and Workday Talent & Performance • Continue to activate our global DEI strategy, introducing a mandatory Unconscious Bias Training course in the Americas and launching our first Inclusion Network, empowHER • Introduced expanded benefits program for U.S.- based employees that support mental and physical well-being • Launched The Home Project as part of our Reconciliation Action Plan to connect with, learn from, and collaborate with the First Nations people of Australia Social Responsibility • Adopted our Commitment to Human Rights, a global statement that outlines how we support human rights for all people • Added a new female director to the Board of Directors, increasing our female representation to 30% • Updated our Security Incident Response Plan and deployed new technology to support enhanced data privacy and cybersecurity approach • Updated our Code of Conduct, creating one source of guidance and policies for our employees to follow Governance & Ethics

Click here to access our 2022 Impact Report 15 The linked 2022 Impact Report is not a part of, or incorporated into, this presentation 2022 Impact Report This report highlights our commitment to operate in an ethical and sustainable manner that benefits all stakeholders – employees, customers, shareholders, and the environment – and our progress to reduce environmental impacts, cultivate social responsibility, and operate with strong governance.

Financial Performance

Financials at a Glance 17 Currency Neutral Net Sales $290 (2.0%) YoY Net Sales $290 (2.0%) YoY Adjusted SG&A 29.7% % of Net Sales Adjusted Operating Income $25.5 8.8% of Net Sales Net Debt / Adjusted EBITDA 1.7x Net Sales $1,255 Adjusted EBITDA $174 13.9% of Net Sales Adjusted Operating Income $127 10.1% of Net Sales Q1 2024 LTM Adjusted Earnings Per Share $0.24 Adjusted Earnings Per Share $1.18 * See Appendix for a reconciliation of Non-GAAP figures ($ in millions, except EPS)

($ in millions, except EPS) 2024 2023 Change Net Sales $290 $296 (2%) Gross Profit 110 96 15% % of Net Sales 38.1% 32.4% SG&A Expense 86 86 (0%) % of Net Sales 29.7% 29.2% Operating Income (Loss) 24 9 158% % of Net Sales 8.4% 3.2% Net Income (Loss) 14 (1) NM % of Net Sales 4.9% (0.2%) Diluted EPS 0.24$ (0.01)$ NM First Quarter GAAP Financial Results 18

($ in millions, except EPS) 2024 2023 Change Net Sales $290 $296 (2%) Adjusted Gross Profit 112 98 13% % of Net Sales 38.6% 33.3% Adjusted SG&A Expense 86 83 4% % of Net Sales 29.7% 28.1% Adjusted Operating Income 26 15 68% % of Net Sales 8.8% 5.1% Adjusted Net Income 14 4 259% % of Net Sales 4.9% 1.3% Adjusted Diluted EPS 0.24$ 0.07$ 243% Adjusted EBITDA $39 $26 47% First Quarter Adjusted Financial Results* 19 * See Appendix for a reconciliation of Non-GAAP figures

Adjusted EBITDA Adjusted Earnings Per Share (Diluted) Net Debt / LTM Adjusted EBITDANet Debt Leverage and Earnings Metrics* 20 $ in millions * See Appendix for a reconciliation of Non-GAAP figures $ in millions

Financial Policy 21 Balance capital allocation across investment in the business, managing our leverage ratio, and returning capital to shareholders. Reduce debt Optimize cost of capital and target Net Debt / Adjusted EBITDA < 2.0x Reinvest in the business Invest in strategic initiatives with high returns, including organic growth opportunities, innovation, manufacturing productivity, and salesforce effectiveness Explore M&A Opportunities Opportunistically evaluate accretive M&A transactions that are aligned with our strategy Return excess cash to Shareholders Utilize strong free cash flow to return excess cash to shareholders Capital Deployment Philosophy

Appendix

Reconciliation of Non-GAAP Figures 23 Note: Sum of reconciling items may differ from total due to rounding of individual components (1) Represents insurance (recovery) / loss. . ($ in millions) Q1 2023 Q1 2024 Net Sales as Reported (GAAP) $295.8 $289.7 Impact of Changes in Currency - 0.1 Currency Neutral Sales $295.8 $289.8 Gross Profit as Reported (GAAP) $95.9 $110.4 Purchase Accounting Amortization 1.3 1.3 Property Casualty Loss 1.3 - Adjusted Gross Profit $98.4 $111.7 SG&A Expense as Reported (GAAP) $86.3 $86.0 Cyber Event Impact (0.5) 0.4 Restructuring, Asset Impairment, Severance and Other, net (2.6) (0.2) Adjusted SG&A Expense $83.2 $86.2 LTM Q1 2023 Q1 2024 Q1 2024 Operating (Loss) Income as Reported (GAAP) $9.5 $24.4 $119.5 Purchase Accounting Amortization 1.3 1.3 5.2 Cyber Event Impact 0.4 (0.4) 0.2 Property Casualty Loss(1) 1.3 - (1.3) Restructuring, Asset Impairment, Severance and Other, net 2.7 0.2 3.1 Adjusted Operating Income $15.2 $25.5 $126.7

Reconciliation of Non-GAAP Figures

Interface®

($ in millions)	Q1 2023	Q1 2024	LTM Q1 2024
Net Income (Loss) as Reported (GAAP)	**($0.7)**	**$14.2**	**$59.4**
Purchase Accounting Amortization	0.9	0.9	3.7
Cyber Event Impact	0.3	(0.3)	0.2
Restructuring, Asset Impairment, Severance and Other, net	2.1	0.2	2.1
Property Casualty Loss[1]	1.0	(0.7)	(2.1)
Loss on Discontinuance of Interest Rate Swaps	0.3	-	0.4
Foreign Subsidiary Liquidation[2]	-	-	5.1
Adjusted Net Income	**$4.0**	**$14.2**	**$68.8**

	Fiscal Year 2020	Fiscal Year 2021	Fiscal Year 2022	Fiscal Year 2023	Q1 2023	Q1 2024	LTM Q1 2024
Diluted EPS as Reported (GAAP)	**($1.23)**	**$0.94**	**$0.33**	**$0.76**	**$ (0.01)**	**$ 0.24**	**$1.02**
Purchase Accounting Amortization	0.07	0.07	0.06	0.06	0.02	0.02	0.06
Cyber Event Impact	-	-	0.07	0.01	0.01	(0.01)	0.00
Thailand Plant Shutdown	-	-	0.04	-	-	-	-
Goodwill and Intangible Asset Impairment	2.05	-	0.58	-	-	-	-
Restructuring, Asset Impairment, Severance and Other, net	0.23	0.16	0.13	0.07	0.04	-	0.04
Property Casualty Loss[1]	-	-	-	(0.01)	0.02	(0.01)	(0.04)
Loss on Extinguishment of Debt	0.05	-	-	-	-	-	-
Loss on Discontinuance of Interest Rate Swaps	0.05	0.06	0.04	0.01	0.01	-	0.01
Foreign Subsidiary Liquidation[2]	-	-	-	0.09	-	-	0.09
FIN 48 Release on Discontinued Operations	(0.22)	-	-	-	-	-	-
SEC Fine	0.09	-	-	-	-	-	-
Warehouse Fire Loss	0.05	-	-	-	-	-	-
Impact of Change in Equity Award Forfeiture Accounting	0.02	-	-	-	-	-	-
Adjusted Diluted EPS	**$1.15**	**$1.23**	**$1.25**	**$1.00**	**$0.07**	**$0.24**	**$1.18**

Note: Sum of reconciling items may differ from total due to rounding of individual components

(1) Represents insurance (recovery) / loss.

(2) Russia and Brazil foreign subsidiaries were substantially liquidated. The related cumulative translation adjustment was recognized in other expense.

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Reconciliation of Non-GAAP Figures

Interface®

($ in millions)	Fiscal Year 2020	Fiscal Year 2021	Fiscal Year 2022	Fiscal Year 2023	Q1 2023	Q1 2024	LTM Q1 2024
Net (Loss) Income as Reported (GAAP)	**($71.9)**	**$55.2**	**$19.6**	**$44.5**	**($0.7)**	**$14.2**	**$59.4**
Income Tax (Benefit) Expense	(7.5)	17.4	22.4	19.1	0.2	4.8	23.8
Interest Expense (including debt issuance cost amortization)	29.2	29.7	29.9	31.8	8.5	6.4	29.7
Depreciation and Amortization (excluding debt issuance cost amortization)	43.8	44.3	38.7	38.7	9.6	9.3	38.4
Share-Based Compensation Expense	(0.5)	5.5	8.5	10.3	3.0	3.9	11.2
Purchase Accounting Amortization	5.5	5.6	5.0	5.2	1.3	1.3	5.2
Thailand Plant Shutdown	-	-	2.5	-	-	-	-
Cyber Event Impact	-	-	5.1	1.1	0.4	(0.4)	0.2
Property Casualty Loss[1]	-	-	-	(0.5)	1.3	(1.0)	(2.8)
Goodwill and Intangible Asset Impairment	121.3	-	36.2	-	-	-	-
Restructuring, Asset Impairment, Severance and Other, net	16.7	11.8	8.2	5.6	2.7	0.2	3.1
Warehouse Fire Loss	4.2	(0.2)	-	-	-	-	-
SEC Fine	5.0	-	-	-	-	-	-
Foreign Subsidiary Liquidation[2]	-	-	-	6.2	-	-	6.2
Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA)*	**$145.7**	**$169.4**	**$176.1**	**$162.0**	**$26.3**	**$38.8**	**$174.4**

($ in millions)	2020	2021	2022	2023	Q1 2024
Total Debt	**$577**	**$518**	**$520**	**$417**	**$392**
Less: Cash	(103)	(97)	(98)	(110)	(90)
Net Debt	**$474**	**$421**	**$423**	**$307**	**$302**
Total Debt / LTM Net Income as Reported (GAAP)	**(8.0x)**	**9.4x**	**26.6x**	**9.4x**	**6.6x**
Net Debt / LTM Adjusted EBITDA	**3.2x**	**2.5x**	**2.4x**	**1.9x**	**1.7x**

Note: Sum of reconciling items may differ from total due to rounding of individual components
** Historical AEBITDA figures have been updated to reflect a change in depreciation and amortization values used to calculate AEBITDA.*
(1) Represents insurance (recovery) / loss.
(2) Russia and Brazil foreign subsidiaries were substantially liquidated. The related cumulative translation adjustment was recognized in other expense.

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